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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               December 15, 1998
                                (Date of Report)

                              --------------------


                               AXIA INCORPORATED
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


       333-64555                                                  13-3205251
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


100 West 22nd Street, Suite 134
      Lombard, Illinois                                              60148
(Address of principal executive offices)                          (Zip code)


                                 (630) 629-3360
              (Registrant's telephone number, including area code)



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                               AXIA INCORPORATED

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K


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

Item 4.      Changes in Registrant's Certifying Accountant...................  2

Item 7.      Financial Statements and Exhibits...............................  3

Signature     ...............................................................  4
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     Item 4. Changes in Registrant's Certifying Accountant

     On December 9, 1998, the Board of Directors of AXIA Incorporated (the "Company") approved management's recommendation on July 23, 1998 to engage the independent certified public accounting firm of Deloitte & Touche LLP ("D&T") to audit the consolidated financial statements of the Company for the year ending December 31, 1998. Prior to the sale of the predecessor company on July 22, 1998, the predecessor company's independent auditor was Arthur Andersen LLP.

     The report of Arthur Andersen LLP on the predecessor company's consolidated financial statements for the year ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the predecessor company's consolidated financial statements for the year ended December 31, 1997, and during the subsequent interim period prior to July 22, 1998, there were no disagreements between and predecessor company and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in their reports.

     There were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v) during the year ended December 31, 1997 and the subsequent period prior to the sale of the predecessor company on July 22, 1998.

     The predecessor company had not consulted with D&T during the year ended December 31, 1997 or any subsequent period prior to the sale of the Company on July 22, 1998 on either the application of accounting principles or the type of opinion D&T might issue on the predecessor company's financial statements.

     In accordance with the rules of the Securities and Exchange Commission, the Company provided Arthur Andersen LLP a copy of the disclosures made under this
Item 4 and requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen LLP agrees with the above statements. Such letter is attached as Exhibit 16.1.

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     Item 7. Financial Statements and Exhibits.

          (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

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Exhibit
Number                     Description of Exhibit
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
16.1         Letter of Arthur Andersen LLP regarding change in certifying accountant
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AXIA INCORPORATED



                                     /s/ Lyle J. Feye
                                    -------------------------------------
                                    Lyle J. Feye
                                    Vice President-Finance, Treasurer,
                                    and Chief Financial Officer



Dated: December 15, 1998

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                                 EXHIBIT INDEX

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
Exhibit                                                                                    Page
Number                           Description                                               Number
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
16.1          Letter of Arthur Andersen LLP regarding change in certifying accountant        6
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